INVESTOR PRESENTATION July 2020

Forward-Looking Statements This presentation has been prepared by NeoGenomics, Inc. (“we,” ”us,” “our,” “NeoGenomics” or the “Company”) and is made for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy securities, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The information set forth herein does not purport to be complete or to contain all of the information you may desire. Statements contained herein are made as of the date of this presentation unless stated otherwise, and neither this presentation, nor any sale of securities, shall under any circumstances create an implication that the information contained herein is correct as of any time after such date or that information will be updated or revised to reflect information that subsequently becomes available or changes occurring after the date hereof. This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 relating to business, operations, and financial conditions of the Company. Words such as, but not limited to, “look forward to,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “would,” “should” and “could,” and similar expressions or words, identify forward-looking statements. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, there can be no assurance that its expectations will be realized. Actual results could differ materially from those projected in the Company’s forward-looking statements due to numerous known and unknown risks and uncertainties. All forward-looking statements speak only as of the date of this presentation and are qualified in their entirety by this cautionary statement. The Company undertakes no obligation to revise or update this presentation to reflect events or circumstances after the date hereof. Non-GAAP Adjusted EBITDA “Adjusted EBITDA” is defined by NeoGenomics as net income from continuing operations before: (i) interest expense, (ii) tax expense, (iii) depreciation and amortization expense, (iv) non-cash stock-based compensation expense, and, if applicable in a reporting period, (v) acquisition and integration related expenses, (vi) non-cash impairments of intangible assets, (vii) and other significant non-recurring or non-operating (income) or expenses, including any debt financing costs. 2

We Are The Leading Oncology Testing Company

Extensive clinical expertise and leading commercial organization with significant scale and scope

120+
MDs and PhDs

2,600+
hospitals and cancer centers served

Global laboratory footprint with 11 locations

~1,000,000
tests per year

~500,000
patients served each year

Clinical Services

Leading oncology reference lab for oncologists, pathologists, and hospitals

Provide both technical and professional laboratory services

Comprehensive oncology test menu including all major testing modalities

Non-competitive partner to customers

Direct national sales force

Pharma Services

Provide comprehensive support from pre-clinical & research discovery through FDA filing, approval & launch preparation

- Biomarker discovery
- Analytical validation
- Clinical validation
- Assay design and development
- Dx Development

Backlog of ~$173MM

Dedicated global sales team

Labs in USA, Europe, and Asia

NEO GENOMICS

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The Oncology Test Market Is Poised For Growth Estimated 6% to 8% Market Growth Aging population driving cancer incidence Increased survival driving follow-on testing Proliferation and complexity of therapeutic options driving more testing Emerging platforms and tests (NGS, TMB, MSI, MRD, Liquid Biopsy, etc.) driving more test options Burgeoning oncology drug pipeline driving current Pharma Services demand and likely to drive future clinical testing as well 4

Tailwind: Number Of U.S. Cancer Survivors Source: Cancer Epidemiology, Biomarkers & Prevention, July 2016 5

Tailwind: Increasingly Complex Rx Paradigm 6

Tailwind: Burgeoning Oncology Pipeline 160 140 120 100 80 60 40 20 Source: Analyst reports; Cowen Group; EvaluatePharma® 2015 7

We Look To Grow Twice The Market Rate Significant Company Specific Growth Drivers; Guide to Mid-Teens Organic Volume Growth, Long-term 7 Acquisition synergies and strategic benefits 6 Revenue per test 5 initiatives Large, new 4 managed care, IDN, Hospital End-to-end System, 3 positioning Oncology in CDx Practice and 2 Enhanced GPO contracts 1 NGS Global capabilities strategic including Large backlog alliance liquid biopsy of signed with PPD Pharma contracts 8

We Compete Through Focus, Scale and Scope ~$6 Billion Oncology Lab Testing Industry Clinical Reference Labs Pure Play Oncology Reference Labs Niche Oncology Players (with oncology divisions) (comprehensive test menus) (limited test menus) •Comprehensive, multi-modality “one-stop-shop” •Large and advanced somatic cancer test menu •Unparalleled reach into all customer segments •National footprint and extensive payer contracts •Outstanding client service and partnership models •Synergistic Pharma and Clinical businesses 9

Uniquely Positioned: NGS

Next-Generation Sequencing

Broad and deep offering of NGS-based testing across hematologic cancers and solid tumors, including liquid biopsy

EXTENSIVE CAPABILITIES

- 28 NGS-based multi-gene NeoTYPE® tumor profiles
- Highly focused, cancer specific panels
- Wide spectrum pan-cancer profiles
- Tumor Mutational Burden (TMB)
- Microsatellite instability analysis (MSI)
- FDA panel in development

COMPREHENSIVE LIQUID BIOPSY SUITE

- **InVisionFirst- Lung Liquid Biopsy NGS** - 37 gene panel covering all actionable targets in NCCN guidelines for NSCLC
- **NeoLAB® Solid Tumor Liquid Biopsy NGS** - especially well-suited for solid tumors beyond lung cancer
- ***therascreen*® PIK3CA RGQ PCR Kit** - FDA-approved companion diagnostic (CDx) test for PIQRAY® (alpelisib)

INDUSTRY LEADING PROVIDER

- Most accompanied by other non-molecular testing such as PD-L1 and FISH
- Strategic collaboration with Inivata provides highly competitive liquid biopsy option for advanced NSCLC testing

NEO GENOMICS

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Uniquely Positioned: Companion Diagnostics Ability to take test across continuum Case Study from development, through clinical trials, and into the market CDx capabilities translating into customer wins Wide scale and scope across Pharma and Clinical markets Broad reach to oncologists and pathologists Access to massive quantity of Selected by Participated in One of only Now, leading Merck due to Early Validation three labs to provider of oncology-specific test result data IHC expertise Program for offer PD-L1 clinical PD-L1 Keytruda testing on Day 1 testing 11

Uniquely Positioned: Pharma Services Compelling access Ability to to data and ability to Breadth and Depth Scientific help, develop and Leading identify patients for of Capabilities Leadership launch companion Pathologists clinical trials and diagnostic tests targeted therapy $40MM of new business in 63% year-over-year 3% year-over-year Q2 of 2020 increase in backlog Pharma revenue growth 12

Focused on Customer Satisfaction Net Promoter Score Q2 2020 Clinical Client Survey How likely is it that you would recommend this company to a friend or colleague? Not at all likely Neutral Extremely likely 0 0 1 2 3 4 5 6 7 8 9 10 -50 50 Detractor Passive Promoter +67 NPS 7% 19% 74% -100 100 % Promoters - % Detractors = NPS ( Net Promoter Score) NOTES: 1,423 respondents 28 questions + comments 13

Culture Is At The Core Of All We Do COMMON PURPOSE We save lives by improving patient care. VISION By providing uncompromising quality, exceptional service and innovative solutions, we will be the World’s leading cancer testing and information company. VALUES − Quality − Integrity − Accountability − Teamwork − Innovation We are Focused and Genuine 14

Track Record of Growth – Clinical Services Clinical Testing Annual Revenue / Clinical Tests Performed (1) $361 1,200 350 1,000 300 988k 250 $242 800 $210 $203 750k 200 657k 600 150 563k 400 100 $88 $79 $63 $56 200 $40 50 $32 223k 176k 136k 112k 0 57k 76k 0 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Clinical Testing Revenue ($MM) Clinical Tests Performed 1) Clinical Revenue presented net of bad debt expense to conform with ASC 606 presentation. 2) Base NEO Clinical includes organic clinical revenue and test volume growth and incorporates inorganic contributions from the 2015 acquisition of Clarient (closed Dec. 30th) and the 2018 acquisition of Genoptix (closed Dec. 10th). Base NEO Clinical excludes the impact from Pharma Services and PathLogic (divested on August 1st, 2017). 15

Track Record of Improvement in Cost Per Test $350 $325 $318 $300 $294 $275 $256 $250 $243 $225 $221 $201 $200 $188 $179 $175 $171 $150 2011 2012 2013 2014 2015 2016 2017 2018 2019 Average Cost of Good Sold / Clinical Test 16

Rapidly Growing Pharma Services Business $MMs $200.0 63% YoY $180.0 172.9 Backlog Growth $160.0 147.7 $140.0 130.4 118.3 $120.0 106.1 $100.0 $80.0 $60.0 40.5 3% YoY $40.0 32.8 27.6 28.4 Revenue 19.9 Growth $20.0 12.7 12.1 13.5 13.0 15.0 13.0 (2.6) (impacted by (1.4) (1.0) COVID-19) -(0.5) -(1.4) (1.8) - (6.0) - 0.3 $0.0 (6.2) (7.1) Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 -$20.0 Revenue Booked (gross) Acquired Change in Dormant Projects Cancellations Ending Backlog The Company defines Dormant Projects as projects with no activity for 12 months or longer that have not officially been cancelled by the Sponsor 17

Investment Highlights Leading pure-play oncology testing company Significant market growth tailwinds Extensive molecular/oncology test menu Leader in immuno-oncology testing Market share gains driven by customer satisfaction Rapidly growing Pharma Services business Track record of profitable growth and cash flow 18

Appendix 19

Balance Sheet, June 30, 2020 (unaudited, in thousands) June 30, 2020 (Unaudited) December 31, 2019 ASSETS Cash and cash equivalents $ 295,281 $ 173,016 Accounts receivable, net 87,766 94,242 Inventories 21,627 14,405 Other current assets 14,326 9,075 Total current assets 419,000 290,738 Property and equipment (net of accumulated depreciation of $80,143 and $68,809 respectively) 83,969 64,188 Operating lease right-of-use assets 47,554 26,492 Intangible assets, net 125,821 126,640 Goodwill 210,833 198,601 Restricted cash, non-current 36,030 — Prepaid lease asset 6,084 — Investment in non-consolidated affiliate 13,137 — Other assets 3,057 2,847 TOTAL ASSETS $ 945,485 $ 709,506 LIABILITIES AND STOCKHOLDERS’ EQUITY Accounts payable and other current liabilities $ 52,746 $ 50,091 Short-term portion of financing obligations 4,458 10,432 Short-term portion of operating leases 4,496 3,381 Total current liabilities 61,700 63,904 Long-term portion of financing obligations 1,911 95,028 Long-term portion of operating leases 44,524 24,034 Convertible senior notes, net 164,544 — Deferred income tax liability, net 15,422 15,566 Other long-term liabilities 3,155 3,566 Total long-term liabilities 229,556 138,194 TOTAL LIABILITIES $ 291,256 $ 202,098 TOTAL STOCKHOLDERS’ EQUITY $ 654,229 $ 507,408 TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY $ 945,485 $ 709,506 20

Income Statement, June 30, 2020 (unaudited, in thousands) Three Months Ended June 30, Six Months Ended June 30, 2020 2019 2020 2019 NET REVENUE: Clinical Services $ 73,884 $ 88,982 $ 166,866 $ 175,192 Pharma Services 13,093 12,731 26,141 22,098 Total revenue 86,977 101,713 193,007 197,290 COST OF REVENUE 58,971 52,747 118,632 101,209 GROSS PROFIT 28,006 48,966 74,375 96,081 Operating expenses: General and administrative 34,613 29,577 70,957 61,719 Research and development 2,105 2,587 4,165 3,796 Sales and marketing 10,195 12,324 23,453 23,540 Total operating expenses 46,913 44,488 98,575 89,055 (LOSS) INCOME FROM OPERATIONS (18,907) 4,478 (24,200) 7,026 Interest expense, net 1,548 1,304 2,367 3,130 Other (income) expense, net (7,405) (10) (7,628) 5,159 Loss on extinguishment of debt 1,400 1,018 1,400 1,018 Loss on termination of cash flow hedge 3,506 — 3,506 — (Loss) income before taxes (17,956) 2,166 (23,845) (2,281) Income tax (benefit) expense (11,132) 175 (10,043) (1,848) NET (LOSS) INCOME $ (6,824) $ 1,991 $ (13,802) $ (433) NET (LOSS) INCOME PER SHARE Basic $ (0.06) $ 0.02 $ (0.13) $ 0.00 Diluted $ (0.06) $ 0.02 $ (0.13) $ 0.00 WEIGHTED AVERAGE COMMON SHARES OUTSTANDING Basic 107,887 98,297 106,209 96,734 Diluted 107,887 102,336 106,209 96,734 21

Statements of Cash Flows, June 30, 2020 (unaudited, in thousands) Six Months Ended June 30, 2020 2019 CASH FLOWS FROM OPERATING ACTIVITIES Net loss $ (13,802) $ (433) Adjustments to reconcile net income to net cash provided by operating activities: Depreciation 12,177 10,352 Loss on disposal of assets 263 404 Loss on debt extinguishment 1,400 1,018 Loss on termination of cash flow hedge 3,506 — Amortization of intangibles 4,919 5,102 Amortization of debt issue costs 112 250 Amortization of convertible debt discount 864 — Non-cash stock-based compensation 4,821 4,452 Non-cash operating lease expense 4,113 2,218 Changes in assets and liabilities, net (23,424) (21,987) Net cash (used in) provided by operating activities $ (5,051) $ 1,376 CASH FLOWS FROM INVESTING ACTIVITIES Purchases of property and equipment (9,734) (6,637) Business acquisition (37,000) — Acquisition working capital adjustment — 399 Investment in non-consolidated affiliate (13,137) — Net cash used in investing activities $ (59,871) $ (6,238) CASH FLOWS FROM FINANCING ACTIVITIES Repayment of revolving credit facility — (5,000) Repayment of equipment financing obligations (3,059) (3,644) Proceeds from term loan — 100,000 Repayment of term loan (97,540) (96,750) Cash flow hedge termination (3,317) — Payments of debt issuance costs — (954) Issuance of common stock, net 5,469 8,061 Proceeds from issuance of convertible debt, net of issuance costs 194,376 — Proceeds from equity offering, net 127,288 160,774 Net cash provided by financing activities $ 223,217 $ 162,487 Net change in cash, cash equivalents and restricted cash $ 158,295 $ 157,625 Cash, cash equivalents and restricted cash, beginning of period 173,016 9,811 Cash, cash equivalents and restricted cash, end of period $ 331,311 $ 167,436 Reconciliation of cash, cash equivalents and restricted cash to the Condensed Consolidated Balance Sheets: Cash and cash equivalents $ 295,281 $ 167,436 Restricted cash, non-current 36,030 — Total cash, cash equivalents and restricted cash $ 331,311 $ 167,436 22

Segment Results, June 30, 2020

(unaudited, in thousands)

	Three Months Ended June 30, 2020	Three Months Ended June 30, 2019	% Change	Six Months Ended June 30, 2020	Six Months Ended June 30, 2019	% Change
Clinical Services:						
Clinical Revenue	$ 73,884	$ 88,982	(17.0)%	$ 166,866	$ 175,192	(4.8)%
Cost of revenue	48,757	46,380	5.1 %	97,680	89,031	9.7 %
Gross profit	$ 25,127	$ 42,602	(41.0)%	$ 69,186	$ 86,161	(19.7)%
Gross margin	34.0 %	47.9 %		41.5 %	49.2 %	
Pharma Services:						
Pharma Revenue	$ 13,093	$ 12,731	2.8 %	$ 26,141	$ 22,098	18.3 %
Cost of revenue	10,214	6,367	60.4 %	20,952	12,178	72.0 %
Gross profit	$ 2,879	$ 6,364	(54.8)%	$ 5,189	$ 9,920	(47.7)%
Gross margin	22.0 %	50.0 %		19.9 %	44.9 %	

	Three Months Ended June 30, 2020	Three Months Ended June 30, 2019	% Change	Six Months Ended June 30, 2020	Six Months Ended June 30, 2019	% Change
Clinical Services:						
Requisitions (cases) received	114,413	144,983	(21.1)%	258,732	282,094	(8.3)%
Number of tests performed	204,844	250,330	(18.2)%	455,220	484,647	(6.1)%
Average number of tests/requisitions	1.79	1.73	3.5 %	1.76	1.72	2.3 %
Average revenue/requisition	$ 629	$ 614	2.4 %	$ 637	$ 621	2.6 %
Average revenue/test	$ 351	$ 355	(1.1)%	$ 362	$ 361	0.3 %
Average cost/requisition	$ 414	$ 320	29.4 %	$ 372	$ 316	17.7 %
Average cost/test	$ 231	$ 185	24.9 %	$ 211	$ 184	14.7 %

Clinical tests exclude requisitions, tests, revenue and costs of revenue for Pharma Services and COVID-19 PCR tests.

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Adjusted EBITDA, June 30, 2020 (unaudited, in thousands) Three Months Ended June 30, Six Months Ended June 30, 2020 2019 2020 2019 Net (loss) income (GAAP) $ (6,824) $ 1,991 $ (13,802) $ (433) Adjustments to net (loss) income: Interest expense, net 1,548 1,304 2,367 3,130 Income tax (benefit) expense (11,132) 175 (10,043) (1,848) Amortization of intangibles 2,467 2,543 4,919 5,102 Depreciation 5,937 5,081 12,177 10,352 EBITDA (non-GAAP) $ (8,004) $ 11,094 $ (4,382) $ 16,303 Further adjustments to EBITDA: Acquisition and integration related expenses 110 512 1,406 1,778 Other significant non-recurring (income) expenses (3) (1,965) 1,018 (1,996) 6,163 Non-cash stock-based compensation expense 2,635 2,313 4,821 4,452 Adjusted EBITDA (non-GAAP) $ (7,224) $ 14,937 $ (151) $ 28,696 24

COMPASS® and CHART® COMPASS: comprehensive, hematopathologist- directed, integrated assessment report • Customized workflow on each patient case to provide a disease-specific evaluation based on up- to-date guidelines • Actionable diagnosis in a one- page correlation report • Consultation with assigned hematopathologist available on every case • Notification of acute cases and unexpected diagnoses within 24 hours CHART: a longitudinal report including a consultative review and correlation with relevant prior findings by a NeoGenomics Hematopathologist, used to: • Monitor response to therapy • Determine disease progression • Evaluate clonal evolution • Assess residual disease 25

© 2020 NeoGenomics Laboratories, Inc. All Rights Reserved. All other trademarks are the property of their respective owners InVisionFirst®-Lung is a trademark of Inivata Limited therascreen® is a trademark of QIAGEN N.V. PIQRAY® is a trademark of Novartis International AG KEYTRUDA® is a trademark of Merck & Co., Inc.